UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	abrdn Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2022

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Asia-Pacific Income Fund, Inc. (the "Fund") has authorized a managed distribution policy ("MDP") of paying monthly distributions at an annual rate set once a year. The Fund's current monthly distribution is set at a rate of $0.0275 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the

Fund's MDP exemptive order. The Fund's Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund's investment performance from the amount of distributions or from the terms of the Fund's MDP.

Distribution Disclosure Classification (unaudited)

The Fund's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund's assets are denominated.

Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced November 1, 2021, through the distributions declared on June 9, 2022, consisted of 56% net investment income and 44% tax return of capital. The amounts and sources of distributions reported in this report are only estimates and are not being provided for tax reporting purposes.

In January 2023, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2022 calendar year.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the "Fund") for the six-month period ended April 30, 2022. The Fund's principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Total Investment Return1

For the six-month period ended April 30, 2022, the total return to shareholders of the Fund based on the net asset value ("NAV") and market price of the Fund, respectively, are as follows:

NAV[2,3]	-12.5%
Market Price[2]	-20.6%

For more information about Fund performance, please visit the Fund on the web at www.aberdeenfax.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.

NAV, Market Price and Premium/Discount

The below table represents comparison from current six-month period end to prior fiscal year end of market price to NAV and associated premium(+)/discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
4/30/2022	$3.66	$3.20	-12.6%
10/31/2021	$4.38	$4.22	-3.7%

During the six-month period ended April 30, 2022, the Fund's NAV was within a range of $3.65 to $4.39 and the Fund's market price traded within a range of $3.20 to $4.21. During the six-month period ended April 30, 2022, the Fund's shares traded within a range of a premium(+)/discount(-) of -3.2% to -15.1%.

Portfolio Allocation

As of April 30, 2022, the Fund held 74.8% of its total investments in Asian debt securities, 11.0% in Australian debt securities, 5.2% in Latin

America debt securities, 4.5% in European debt securities, 2.5% in U.S. debt securities and 2.0% in African debt securities.

Of the Fund's total investments, excluding hedges, 50.7% were held in U.S. Dollar denominated bonds issued by foreign issuers as of April 30, 2022. The rest of the Fund's currency exposure as of April 30, 2022 was 9.6% in the Australian Dollar, 34.2% in various Asian currencies, 5.2% in various Latin American currencies and 0.3% in various European currencies.

Of the Fund's total investments, including hedges, 37.8% were held in U.S. Dollar denominated bonds issued by foreign issuers as of April 30, 2022. The rest of the Fund's currency exposure as of April 30, 2022 was 9.0% in the Australian Dollar, 47.7% in various Asian currencies, 5.2% in various Latin American currencies and 0.3% in various European currencies.

Credit Quality

As of April 30, 2022, 14.8% of the Fund's total investments were invested in securities where either the issue or the issuer was rated A or better by S&P Global Ratings ("S&P")*, Moody's Investors Services, Inc. ("Moody's")** or Fitch Ratings, Inc. ("Fitch")***

Managed Distribution Policy

Distributions to common shareholders for the six-month period ended April 30, 2022 totaled $0.165 per share. Based on the market price of $3.20 on April 30, 2022, the annualized distribution rate over the six-month period ended April 30, 2022 was 10.3%. Based on the NAV of $3.66 on April 30, 2022, the annualized distribution rate was 9.0%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 10, 2022 and June 9, 2022, the Fund announced that it will pay on May 31, 2022 and June 30, 2022, respectively, a distribution of U.S. $0.0275 per share to all shareholders of record as of May 20, 2022 and June 22, 2022, respectively.

The Fund's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital

1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
2	Assuming the reinvestment of dividends and distributions.
3	The Fund's total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
*	S&P's ratings are expressed as letter grades that range from 'AAA' to 'D' to communicate the agency's opinion of relative level of credit risk. Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from 'AAA' to 'BBB-'.
**	Moody's is an independent, unaffiliated research company that rates fixed income securities. Moody's assigns ratings on the basis of risk and the borrower's ability to make interest payments. Typically, securities are assigned a rating from 'Aaa' to 'C', with 'Aaa' being the highest quality and 'C' the lowest quality.
***	Fitch is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).

Aberdeen Asia-Pacific Income Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board's quarterly meetings, unless market conditions require an earlier evaluation.

The Fund is covered under exemptive relief received by the Fund's investment manager from the U.S. Securities and Exchange Commission ("SEC") that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.

Fund's Leverage

The table below summarizes certain key terms of the Fund's current leverage:

	Amount ($ in millions)	Maturity
Revolving Credit Facility	$70	August 3, 2022
10-Year Series B Senior Secured Notes	$100	June 12, 2023
10-Year Series A Mandatory Redeemable Preferred shares	$50	June 27, 2023
15-Year Series C Senior Secured Notes	$50	February 8, 2032
15-Year Series D Senior Secured Notes	$100	August 10, 2032
15-Year Series E Senior Secured Notes	$100	June 19, 2034

As at April 30, 2022, the Series A Mandatory Redeemable Preferred Shares ("MRPS"), with a liquidation value of $50 million, are rated A by Fitch and the combined $350 million 10-year and 15-Year Series B, C, D and E Senior Secured Notes are rated A by Fitch Ratings.

We believe the Fund has been able to lock in an attractive rate cost of borrowing and extend the maturity of the leverage facility while diversifying its borrowing structure during what we believe to be a favorable current interest rate environment. A more detailed description of the Fund's leverage can be found in the Report of the Investment Manager and the Notes to Financial Statements.

Open Market Repurchase Program

The Fund's policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended April 30, 2022, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semiannual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC's website at sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC's website at sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

COVID-19

The COVID-19 pandemic has caused major disruption to economies and markets around the world, including the United States. Financial markets have experienced losses, and some sectors of the economy and individual issuers have experienced particularly large losses. Although many financial markets have generally recovered from such losses, market volatility has continued. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors,

2	Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

LIBOR

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate ("EURIBOR"), Sterling Overnight Interbank Average Rate ("SONIA") and Secured Overnight Financing Rate ("SOFR"), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

abrdn Rebrand

abrdn plc, formerly known as Standard Life Aberdeen plc, was renamed on September 27, 2021. In connection with this re-branding, the entities within abrdn plc group, including investment advisory entities, have been or will be renamed in the near future. The Fund's Board has approved a change in the name of the Fund from "Aberdeen Asia-Pacific Income Fund, Inc." to "abrdn Asia-Pacific Income Fund, Inc." effective on or about June 30, 2022. The internet address for the Fund's website will also change from www.aberdeenfax.com to www.abrdnfax.com, effective as of June 30, 2022. The old address will continue to redirect to the new address for at least a year.

Investor Relations Information

As part of abrdn's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfax.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in abrdn's email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences.

Contact Us:

•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter

•	Email: Investor.Relations@abrdn.com; or

•	Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.	3

Loan Facilities and the Use of Leverage (unaudited)

Loan Facilities and the Use of Leverage

The amounts borrowed under the Revolving Credit Facility, the Notes and the Series A MRPS (each as defined below) may be invested to seek to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund employed leverage obtained via bank borrowing and other forms of leverage during the six-month period ended April 30, 2022. On August 4, 2021, the Fund executed an amendment and assignment of the $100,000,000 senior secured revolving credit loan facility (the "Revolving Credit Facility") with a syndicate of banks with The Bank of Nova Scotia, acting as administrative agent. On November 16, 2021, the Fund executed an amendment of the Credit Agreement that increased the Revolving Credit Facility to $150,000,000. As of October 31, 2021, the Fund had $100,000,000 on the revoling credit facility. Between November 22, 2021 and March 15, 2022, the Fund either drew down or paid down a net amount of $30,000,000. As of April 30, 2022, the Fund's outstanding balance on the revolving credit facility was $70,000,000.

At April 30, 2022, the Fund had $350,000,000 in aggregate principal amount of senior secured notes rated `A' by Fitch Ratings outstanding ($100,000,000 in 3.69% Series B Senior Secured Notes due June 12, 2023, $50,000,000 in 3.87% Series C Senior Secured Notes due February 8, 2032, $100,000,000 in 3.70% Series D Senior Secured Notes due August 10, 2032 and $100,000,000 in 3.73% Series D Senior Secured Notes due June 19, 2034) (collectively, the "Notes").

At April 30, 2022, the Fund had 2,000,000 shares of Series A MRPS, rated `A' by Fitch ratings, outstanding with an aggregate liquidation preference of $50,000,000 ($25 per share).

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under the Revolving Credit Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., cause the sale of portfolio securities and other assets of the Fund). A liquidation of the Fund's collateral assets in an event of default, or a voluntary paydown of the Revolving Credit Facility, Series A MRPS or the Notes in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund's assets at inopportune times which can result in losses when markets are unfavorable.

Each of the Revolving Credit Facility Agreement, the Note Purchase Agreement, and the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund's investment manager, investment adviser, or sub-adviser from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2022, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage. In July 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. However, for U.S. dollar LIBOR, it now appears that the relevant date may be deferred to June 30, 2023 for the most common tenors (overnight and one, three, six and 12 months).

On May 14, 2020, Fitch Ratings downgraded to 'AA' from 'AAA' the ratings of the outstanding Series B-E senior secured notes issued by the Fund and has placed the outstanding Series B-E senior secured note ratings on Rating Watch Negative (RWN). On the same date, Fitch Ratings also placed the 'AA' rated Series A MRPS on RWN.

4	Aberdeen Asia-Pacific Income Fund, Inc.

Loan Facilities and the Use of Leverage (unaudited) (concluded)

On February 12, 2021, Fitch Ratings ("Fitch"), after a review of the Fund under a revised rating criteria, downgraded the ratings assigned to the Senior Notes from 'AA' to "A' and the ratings assigned to the MRPS from 'AA' to 'A'. The ratings were also removed from Ratings Watch Negative and removed from Under Criteria Observation.

Interest Rate Swaps

The Fund may enter into interest rate swaps to gain interest rate exposure and hedge interest rate risk. As of April 30, 2022 the Fund held $70 million in Interest Rate Swaps.

As of April 30, 2022, the Fund held interest rate swap agreements with an aggregate notional amount of $70 million, which represented 100% of the Fund's Revolving Credit Facility balance outstanding based upon the notional amounts set forth below.

Remaining Term as of April 30, 2022	Receive/(Pay) Floating Rate	Amount (in $ millions)	Fixed Rate Payable (%)
55 months	Receive	$10.0	1.33%
57 months	Receive	$ 6.0	0.75%
77 months	Receive	$ 9.0	1.17%
96 months	Receive	$15.0	0.62%
96 months	Receive	$5.0	0.67%
109 months	Receive	$25.0	0.72%

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Acknowledging historically low level of short-rates, the Fund used interest rate swap agreements to hedge up to 100% of the interest rate risk on the revolving credit facility thereby locking in the cost of leverage used by the Fund.

In recent months, the market's view of policy rates has drastically changed, as the economic recovery endures, and inflationary pressures have become more elevated and less transient in nature. Additionally, the Federal Reserve proceeded with a tightening of monetary policy at a more aggressive pace than initially expected. On May 10, 2022, the Fund sold its interest rate swap agreements with an aggregate notional amount of $70 million.

Aberdeen Asia-Pacific Income Fund, Inc.	5

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance for the 6-month, 1-year, 3-year, 5-year and 10-year periods ended as of April 30, 2022.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)[1]	-12.5%	-15.1%	-0.88%	0.54%	0.71%
Market Price	-20.6%	-18.3%	-0.27%	-0.38%	-0.64%
Blended Benchmark*	-8.1%	-9.6%	1.1%	1.8%	1.7%
Bloomberg Asian-Pacific Aggregate Index[1]	-8.8%	-10.6%	-1.4%	-0.3%	-2.0%

*	The blended benchmark is summarized in the table below:

Index	Weight
Bloomberg AusBond Composite Index[2]	10%
Markit iBoxx Asian Local Bond Index[3]	40%
JP Morgan Asia Credit Index – Diversified[4]	35%
JP Morgan GBI Emerging Market Global Diversified[5]	15%

Performance of a $10,000 Investment (as of April 30, 2022)

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

The Fund changed its investment strategies effective June 24, 2020, following shareholder approval of the changes. Performance information for periods prior to June 24, 2020 does not reflect the current investment strategy. Please see Note 1 in the Notes to Financial Statements for details.

1	The Bloomberg Asian-Pacific Aggregate Index contains fixed-rate, investment-grade securities denominated in Australian dollar, Chinese yuan, Hong Kong dollar, Indonesian rupiah, Japanese yen, Malaysian ringgit, New Zealand dollar, Singapore dollar, South Korean won and Thai baht. The index is composed primarily of local currency sovereign debt, but also includes government-related, corporate and securitized bonds.
2	The Bloomberg AusBond Composite Bond Index includes investment grade fixed interest bonds of all maturities issued in the Australian debt market under Australian law.
3	The Market iBoxx Asia Local Bond Indices ("iBoxx ALBI") is designed to reflect the performance of local currency bonds from 11 Asian local currency bond markets.
4	The JP Morgan Asian Credit Diversified Index is a variant of the JP Morgan Asia Credit Index (JACI) focuses on reducing concentration risk of the JACI index to anyparticular market. The JACI is a broad-based securities market index which consists of liquid US dollar-denominated debt securities issued out of Asia ex-Japan region.
5	The JP Morgan GBI Emerging Market Global Diversified tracks performance of global EM sovereign local currency bond markets. Weighting methodology is designed to deliver a diversified universe of issuers.

6	Aberdeen Asia-Pacific Income Fund, Inc.

Total Investment Return (unaudited) (concluded)

abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses." Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund's total investment return is based on the reported NAV on the financial reporting period ended April 30, 2022. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfax.com or by calling 800-522-5465.

The annualized total operating expense ratio based on the six-month period ended April 30, 2022 was 2.90%. The annualized total operating expense ratio, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares, based on the six-month period ended April 30, 2022 was 1.26%.

Aberdeen Asia-Pacific Income Fund, Inc.	7

Portfolio Composition (unaudited)

Quality of Investments(1)

As of April 30, 2022, 14.8% of the Fund's total investments were invested in securities where either the issue or the issuer was rated "A" or better by S&P, Moody's or Fitch or, if unrated, was judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund's portfolio as of April 30, 2022, compared to October 31, 2021 and April 30, 2021:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	CCC* %	NR** %
April 30, 2022	4.4	4.6	5.8	28.0	11.6	8.1	1.2	36.3
October 31, 2021	7.7	2.8	5.7	26.7	11.3	9.6	0.8	35.4
April 30, 2021	7.3	5.7	3.9	29.0	9.4	9.6	0.3	34.8

*	Below investment grade
**	Not Rated
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S&P, Moody's or Fitch if ratings differ. These rating agencies are independent, nationally recognized statistical rating organization and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. abrdn Asia Limited (formerly, Aberdeen Standard Investments (Asia) Limited) evaluated the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund's total investments as of April 30, 2022, compared to October 31, 2021 and April 30, 2021:

Date	Asia (including NZ) %	Australia %	Latin America %	Europe %	United States %	Africa %
April 30, 2022	74.8	11.0	5.2	4.5	2.5	2.0
October 31, 2021	75.0	11.6	4.5	5.0	2.2	1.7
April 30, 2021	72.0	13.2	4.8	4.4	3.1	2.5

Currency Composition

The table below shows the currency composition, including hedges, of the Fund's total investments as of April 30, 2022, compared to October 31, 2021 and April 30, 2021:

Date	Asian Currencies (including NZ Dollar) %	US Dollar* %	Australian Dollar %	Latin American Currencies %	European Currencies %
April 30, 2022	47.7	37.8	9.0	5.2	0.3
October 31, 2021	46.1	38.8	10.1	4.4	0.6
April 30, 2021	44.8	44.2	7.3	3.7	0.0

*	Includes U.S. Dollar-denominated bonds issued by foreign issuers: 50.7% of the Fund's total investments on April 30, 2022, 51.1% of the Fund's total investments on October 31, 2021, and 51.4% of the Fund's total investments on April 30, 2021.

8	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of April 30, 2022, the average maturity of the Fund's total investments was 11.9 years, compared with 11.5 years at October 31, 2021 and compared with 9.6 years at April 31, 2021. The following table shows the maturity composition of the Fund's investments as of April 30, 2022, compared to October 31, 2021 and April 30, 2021:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2022	28.0	15.9	36.3	19.8
October 31, 2021	27.6	18.7	34.3	19.4
April 30, 2021	27.1	22.4	33.2	17.3

Modified Duration*

As of April 30, 2022, the modified duration of the Fund was 4.4 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the Fund. Excluding swaps will increase portfolio duration.

*	Modified duration is a measure of the sensitivity of the price of a bond to the fluctuations in interest rates.

Aberdeen Asia-Pacific Income Fund, Inc.	9

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2022 compared to October 31, 2021 and April 30, 2021.

		Apr-22	Oct-21	Apr-21
Australia	90 day Bank Bills	0.70%	0.08%	0.04%
	10 yr bond	1.83%	0.58%	0.08%
	currency local per 1USD	$1.41	$1.33	$1.29
South Korea	90 day commercial paper	1.72%	1.12%	0.73%
	10 yr bond	3.24%	2.56%	2.13%
	currency local per 1USD	₩1256.00	₩1168.55	₩1112.35
Thailand	3 months deposit rate	0.38%	0.38%	0.38%
	10 yr bond	2.71%	1.97%	1.77%
	currency local per 1USD	฿34.25	฿33.18	฿31.14
Philippines	90 day T-Bills	1.25%	1.21%	4.64%
	10 yr bond	6.00%	4.90%	7.67%
	currency local per 1USD	₱52.21	₱50.41	₱48.15
Malaysia	3-month T-Bills	1.80%	1.78%	1.77%
	10 yr bond	4.38%	3.58%	3.11%
	currency local per 1USD	RM4.35	RM4.14	RM4.10
Singapore	3-month T-Bills	1.29%	0.40%	0.35%
	10 yr bond	2.53%	1.84%	1.59%
	currency local per 1USD	S$ 1.38	S$ 1.35	S$ 1.33
India	3-month T-Bills	4.04%	3.52%	6.11%
	10 yr bond	7.14%	6.39%	6.03%
	currency local per 1USD	₹76.44	₹74.88	₹74.07
Indonesia	3 months deposit rate	3.26%	3.50%	4.09%
	10 yr bond	6.97%	6.03%	6.44%
	currency local per 1USD	Rp14497.00	Rp14167.50	Rp14445.00
China Onshore	3-month Bill Yield	1.84%	2.24%	2.63%
	10 yr bond	2.84%	2.97%	3.15%
	currency local per 1USD	¥ 6.59	¥6.40	¥6.47
Sri Lanka	3-month Generic Govt Yield	20.33%	7.82%	5.11%
	10 yr bond	17.26%	11.29%	8.05%
	currency local per 1USD	Rs351.32	Rs202.00	Rs197.50
USD Denominated Bonds	Indonesia	4.01%	2.20%	2.29%
	Sri Lanka	24.45%	16.15%	14.78%

10	Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Investments (unaudited)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS—81.5%
AUSTRALIA—6.8%
USD	6,000	Australia & New Zealand Banking Group Ltd., (fixed rate to 06/15/2026, variable rate thereafter), 6.75%, 06/15/2026(a)(b)	$6,285,000
AUD	1,000	Emeco Pty. Ltd., 6.25%, 07/10/2023(c)	694,709
USD	6,845	Macquarie Bank Ltd., 3.62%, 06/03/2030(a)	6,142,576
USD	6,850	Mineral Resources Ltd., 8.00%, 11/01/2027	6,824,313
AUD	17,000	New South Wales Treasury Corp., 2.00%, 03/20/2031	10,658,435
AUD	2,270	Qantas Airways Ltd., 5.25%, 06/09/2030(a)(c)	1,519,074
USD	4,000	QBE Insurance Group Ltd., (fixed rate to 05/12/2025, variable rate thereafter), 5.88%, 05/12/2025(a)(b)	4,020,000
USD	9,100	Santos Finance Ltd., 4.13%, 06/14/2027(a)(c)	8,788,219
AUD	410	Transurban Queensland Finance Pty Ltd., 3.25%, 05/07/2031(c)	242,720
AUD	5,000	Treasury Corp. of Victoria, 2.25%, 11/20/2040	2,738,907
AUD	23,600	Wesfarmers Ltd., 2.55%, 03/23/2031(a)(c)	13,741,269
SGD	250	Westpac Banking Corp., 4.11%, 04/15/2025	185,654
			61,840,876
BAHRAIN—0.3%
USD	2,500	Oil & Gas Holding Co. BSCC, 7.50%, 10/25/2027(a)	2,628,605
			2,628,605
CHINA—16.9%
USD	3,000	Bank of China Ltd., 5.00%, 11/13/2024(a)	3,096,863
USD	200	Central China Real Estate Ltd., 7.25%, 05/30/2022(a)(c)	91,500
USD	4,610	Central China Real Estate Ltd., 7.65%, 08/27/2022(a)(c)	1,892,405
USD	800	Central China Real Estate Ltd., 7.90%, 05/30/2022(a)(c)	304,000
CNY	30,000	Central Huijin Investment Ltd., 3.02%, 03/13/2025	4,566,079
CNY	10,000	Central Huijin Investment Ltd., 3.67%, 01/16/2024	1,539,551
CNY	50,000	China Construction Bank Corp., 3.45%, 08/10/2026(c)	7,601,715
USD	3,800	China Construction Bank Corp., (fixed rate to 02/27/2024, variable rate thereafter), 4.25%, 02/27/2024(a)(c)	3,833,492
USD	4,000	China Construction Bank Corp., (fixed rate to 06/24/2025, variable rate thereafter), 2.45%, 06/24/2025(a)(c)	3,816,940
CNY	120,000	China Development Bank, 3.34%, 07/14/2025	18,568,969
	12,500	China Evergrande Group, 8.75%, 05/30/2022(a)(c)	1,375,000
USD	1,000	China Oil & Gas Group Ltd., 5.50%, 05/30/2022(a)(c)	993,800
CNY	40,000	China Petroleum & Chemical Corp., 2.70%, 04/01/2023	6,079,715
USD	3,405	CMHI Finance BVI Co. Ltd. (fixed rate to 10/09/2025 variable rate thereafter), 3.88%, 10/09/2025(a)(b)	3,406,022
USD	3,600	CNAC HK Finbridge Co. Ltd., 3.88%, 06/19/2029(a)	3,392,990
USD	3,320	CNAC HK Finbridge Co. Ltd., 5.13%, 03/14/2028(a)	3,372,799
USD	2,522	Country Garden Holdings Co. Ltd., 3.30%, 10/12/2030(a)(c)	1,513,200
USD	4,161	Country Garden Holdings Co. Ltd., 7.25%, 04/08/2023(a)(c)	3,058,335
MYR	10,000	Country Garden Real Estate Sdn Bhd, 6.40%, 05/06/2022	2,297,692
USD	4,526	ENN Clean Energy International Investment Ltd., 3.38%, 05/12/2024(a)(c)	4,153,042
USD	3,600	Gansu Provincial Highway Aviation Tourism Investment Group Co. Ltd., 3.25%, 11/03/2023(a)	3,529,907
USD	3,000	Geely Automobile Holdings Ltd., 3.63%, 01/25/2023(a)	2,991,600
USD	3,962	GLP China Holdings Ltd., 2.95%, 03/29/2026(a)	3,617,200
USD	5,400	HBIS Group Hong Kong Co. Ltd., 3.75%, 12/18/2022(a)	5,416,200
USD	2,400	Huarong Finance II Co. Ltd., 5.00%, 11/19/2025(a)	2,334,000
USD	6,700	Huarong Finance II Co. Ltd., 5.50%, 01/16/2025(a)	6,566,000
CNY	30,000	Industrial & Commercial Bank of China Ltd., 3.28%, 01/20/2027(c)	4,512,501

Aberdeen Asia-Pacific Income Fund, Inc.	11

Statement of Investments (unaudited) (continued)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
CHINA (continued)
CNY	50,000	Industrial & Commercial Bank of China Ltd. Series A, 4.15%, 11/16/2025(c)	$7,815,164
USD	700	Kaisa Group Holdings Ltd., 9.75%, 09/28/2022(a)(c)	140,875
USD	4,603	Kaisa Group Holdings Ltd., 10.88%, 05/30/2022(a)(c)	944,766
USD	3,941	Kaisa Group Holdings Ltd., 11.95%, 05/30/2022(a)(c)(d)	818,743
USD	3,670	King Talent Management Ltd., (Fixed rate to 12/04/2022, variable rate thereafter), 5.60%, 12/04/2022(a)(b)	3,449,800
USD	7,800	Logan Group Co. Ltd., 5.25%, 10/19/2023(a)(c)	2,203,500
	7,800	Logan Group Co. Ltd., 6.50%, 05/30/2022(a)(c)	2,301,000
USD	2,083	Longfor Group Holdings Ltd., 3.95%, 09/16/2029(a)	1,834,384
USD	4,083	MCC Holding Hong Kong Corp. Ltd., (fixed rate to 04/20/2024, variable rate thereafter), 2.95%, 04/20/2024(a)(b)	4,003,381
USD	1,800	New Metro Global Ltd., 4.80%, 12/15/2022(a)(c)	1,183,950
USD	2,040	Shandong Iron And Steel Xinheng International Co. Ltd., 4.80%, 07/28/2024(a)	2,019,600
USD	3,754	Shandong Iron And Steel Xinheng International Co., Ltd., 6.50%, 11/05/2023(a)	3,829,080
USD	2,800	Shimao Group Holdings Ltd., 5.60%, 07/15/2023(a)(c)	672,000
USD	4,400	Shimao Group Holdings Ltd., 6.13%, 05/17/2022(a)(c)	1,146,200
USD	2,807	SPIC Luxembourg Latin America Renewable Energy Investment Co. Sarl, 4.65%, 10/30/2023(a)	2,853,372
USD	690	Sunac China Holdings Ltd., 5.95%, 01/26/2023(a)(c)	159,735
USD	5,714	Sunac China Holdings Ltd., 6.80%, 10/20/2023(a)(c)	1,311,363
USD	1,786	Sunac China Holdings Ltd., 7.00%, 07/09/2023(a)(c)	392,920
USD	7,100	Times China Holdings Ltd., 6.20%, 09/22/2023(a)(c)	3,017,500
USD	3,180	Xiaomi Best Time International Ltd., 2.88%, 04/14/2031(a)(c)	2,606,728
USD	7,000	Yuzhou Group Holdings Co. Ltd., 8.30%, 11/27/2022(a)(c)	876,750
USD	10,457	Zhenro Properties Group Ltd., 6.63%, 01/07/2024(a)(c)	888,845
USD	1,000	Zhenro Properties Group Ltd., 7.10%, 09/10/2023(a)(c)(d)	90,000
USD	4,000	Zhenro Properties Group Ltd., 7.88%, 01/14/2023(a)(c)(d)	360,000
USD	4,156	Zhongsheng Group Holdings Ltd., 3.00%, 12/13/2025(a)(c)	3,911,414
			152,752,587
GERMANY—0.8%
AUD	10,000	Landwirtschaftliche Rentenbank, 4.75%, 04/08/2024(e)	7,304,751
HONG KONG—0.9%
USD	7,000	CAS Capital No 1 Ltd. (fixed rate to 07/12/2026, variable rate thereafter), 4.00%, 07/12/2026(a)(b)	6,545,000
USD	980	Hutchison Whampoa International 03/33 Ltd., 7.45%, 11/24/2033(a)	1,270,854
			7,815,854
INDIA—19.4%
USD	7,302	Adani Electricity Mumbai Ltd., 3.95%, 02/12/2030(a)	6,263,162
USD	6,910	Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy Pvt Ltd., 6.25%, 12/10/2024(a)	6,981,864
USD	3,050	Adani Transmission Ltd., 4.00%, 08/03/2026(a)	2,920,411
USD	3,629	Adani Transmission Ltd., 4.25%, 05/21/2036(a)(f)	3,209,289
INR	200,000	Axis Bank Ltd., 7.60%, 10/20/2023	2,675,773
INR	500,000	Axis Bank Ltd., 8.85%, 12/05/2024	6,890,159
USD	10,900	Axis Bank Ltd. (fixed rate to 09/8/2026, variable rate thereafter), 4.10%, 09/08/2026(a)(b)	9,987,489
USD	7,030	Azure Power Solar Energy Pvt Ltd., 5.65%, 09/24/2022(a)(c)	7,031,828
USD	3,300	Bharti Airtel International Netherlands BV, 5.35%, 05/20/2024(a)	3,377,550
USD	800	CA Magnum Holdings, 5.38%, 10/31/2023(a)(c)	764,000
USD	1,200	GMR Hyderabad International Airport Ltd., 4.75%, 02/02/2026(a)	1,149,600
USD	5,173	GMR Hyderabad International Airport Ltd., 5.38%, 04/10/2024(a)	5,196,279

12	Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Investments (unaudited) (continued)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
INDIA (continued)
USD	8,206	Greenko Wind Projects Mauritius Ltd., 5.50%, 04/06/2024(a)(c)	$8,004,953
INR	750,000	HDFC Bank Ltd., 7.95%, 09/21/2026	10,162,688
USD	7,304	HDFC Bank Ltd., (Fixed rate to 08/25/2026, variable rate thereafter), 3.70%, 08/25/2026(a)(b)	6,664,900
INR	100,000	Housing Development Finance Corp. Ltd., 7.90%, 08/24/2026	1,351,608
INR	100,000	ICICI Bank Ltd., 7.60%, 10/07/2023	1,338,046
INR	250,000	ICICI Bank Ltd., 9.15%, 08/06/2024	3,483,991
USD	5,732	IIFL Finance Ltd., 5.88%, 04/20/2023(a)	5,636,849
USD	7,072	India Green Power Holdings, 4.00%, 02/22/2024(a)	6,122,938
USD	4,000	Indiabulls Housing Finance Ltd., 6.38%, 05/28/2022(a)	3,980,000
INR	100,000	Indiabulls Housing Finance Ltd., 9.00%, 04/29/2026	1,235,617
INR	50,000	Indian Railway Finance Corp. Ltd., 8.45%, 12/04/2028	693,035
USD	3,420	JSW Infrastructure Ltd., 4.95%, 10/21/2028(a)(c)	3,072,432
INR	150,000	National Highways Authority of India, 7.70%, 09/13/2029	1,988,850
INR	50,000	NTPC Ltd., 8.05%, 05/05/2026	688,196
INR	250,000	NTPC Ltd., 8.10%, 05/27/2026	3,448,576
USD	3,280	Periama Holdings LLC, 5.95%, 04/19/2026(a)	3,217,024
USD	7,112	Power Finance Corp. Ltd., 6.15%, 12/06/2028(a)	7,515,550
INR	250,000	Power Finance Corp. Ltd., 8.39%, 04/19/2025	3,426,284
INR	400,000	Power Finance Corp. Ltd., 8.65%, 12/28/2024	5,529,228
INR	150,000	Power Grid Corp. of India Ltd., 8.13%, 04/25/2027	2,105,226
INR	500,000	Power Grid Corp. of India Ltd., 8.13%, 04/25/2028	7,077,169
USD	3,689	REC Ltd., 4.75%, 05/19/2023(a)	3,717,211
INR	150,000	REC Ltd., 8.10%, 06/25/2024	2,032,704
INR	150,000	REC Ltd., 9.34%, 08/25/2024	2,087,779
INR	70,000	REC Ltd., 9.35%, 06/15/2022	921,385
USD	6,200	Reliance Industries Ltd., 4.13%, 01/28/2025(a)	6,221,700
USD	8,000	Shriram Transport Finance Co. Ltd., 4.40%, 03/13/2024(a)	7,624,000
INR	300,000	State of Maharashtra India, 7.20%, 08/09/2027	3,936,096
USD	3,327	UPL Corp. Ltd., 4.63%, 06/16/2030(a)	3,034,086
USD	3,500	Vedanta Resources Ltd., 6.38%, 07/30/2022(a)	3,493,035
			176,258,560
INDONESIA—4.9%
IDR	20,000,000	Adira Dinamika Multi Finance Tbk PT, 7.80%, 10/04/2022	1,404,842
USD	2,198	Bank Mandiri Persero Tbk PT, 4.75%, 05/13/2025(a)	2,263,844
IDR	10,000,000	Bank Rakyat Indonesia Persero Tbk PT, 8.25%, 08/24/2024	719,459
USD	7,300	Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/2025(a)	7,091,950
USD	5,326	FPC Treasury Ltd., 4.50%, 04/16/2023(a)	5,355,293
USD	3,766	Hutama Karya Persero PT, 3.75%, 02/11/2030(a)(c)(e)	3,577,264
IDR	20,000,000	Lembaga Pembiayaan Ekspor Indonesia, 8.45%, 07/09/2022	1,393,116
USD	5,339	LLPL Capital Pte Ltd., 6.88%, 02/04/2039(a)(f)	5,189,613
USD	4,565	Medco Oak Tree Pte Ltd., 7.38%, 05/14/2023(a)(c)	4,521,632
USD	1,959	Perusahaan Penerbit SBSN Indonesia III, 4.33%, 05/28/2025(a)	2,003,078
USD	3,129	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 6.15%, 05/21/2048(a)	3,143,925
IDR	12,000,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 8.25%, 07/05/2023	858,971
USD	7,181	Tower Bersama Infrastructure Tbk PT, 2.75%, 12/20/2025(a)(c)	6,801,272
			44,324,259
JAPAN—0.5%
USD	4,850	Nissan Motor Co. Ltd., 4.81%, 06/17/2030(a)(c)	4,544,732

Aberdeen Asia-Pacific Income Fund, Inc.	13

Statement of Investments (unaudited) (continued)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
KAZAKHSTAN—0.6%
KZT	3,265,000	Development Bank of Kazakhstan JSC, 10.95%, 05/06/2026(a)	$5,155,818
			5,155,818
KUWAIT—0.8%
USD	6,759	MEGlobal Canada ULC, 5.00%, 05/18/2025(a)	6,881,554
MACAO—0.3%
USD	3,500	MGM China Holdings Ltd., 5.88%, 05/15/2022(a)(c)	3,088,750
MALAYSIA—2.0%
MYR	5,000	CIMB Group Holdings Bhd, 4.95%, 03/29/2023(c)	1,177,152
MYR	5,000	DRB-Hicom Bhd, 5.10%, 12/12/2029	1,078,990
MYR	5,000	Malayan Banking Bhd, (fixed rate to 09/25/2024, variable rate thereafter), 4.08%, 09/25/2024(b)	1,156,495
MYR	5,000	Pengerang LNG Two Sdn Bhd, 2.86%, 10/20/2028	1,042,116
MYR	5,000	Pengerang LNG Two Sdn Bhd, 2.92%, 10/19/2029	1,023,969
MYR	10,000	Petroleum Sarawak Exploration & Production Sdn Bhd, 4.10%, 03/19/2031	2,188,629
USD	2,600	Petronas Capital Ltd., 3.50%, 01/21/2030(a)(c)	2,501,507
MYR	5,000	Press Metal Aluminium Holdings Bhd, 4.00%, 08/15/2025	1,138,211
USD	7,000	TNB Global Ventures Capital Bhd, 3.24%, 10/19/2026(a)	6,788,740
			18,095,809
MEXICO—0.7%
MXN	145,000	Petroleos Mexicanos, 7.19%, 09/12/2024(a)	6,601,083
NORWAY—0.6%
AUD	7,000	Kommunalbanken AS, 4.50%, 04/17/2023(a)	5,051,578
			5,051,578
OMAN—0.7%
USD	6,950	OQ SAOC, 5.13%, 05/06/2028(a)	6,750,187
PAKISTAN—0.7%
USD	6,245	Pakistan Global Sukuk Programme Co.Ltd. (The), 7.95%, 01/31/2029(a)	5,932,750
			5,932,750
PHILIPPINES—5.3%
USD	6,800	AC Energy Finance International Ltd., 5.10%, 11/25/2025(a)(b)	6,621,500
USD	4,097	Globe Telecom, Inc., (Fixed rate to 08/02/2026, variable rate thereafter), 4.20%, 08/02/2026(a)(b)	3,935,279
USD	7,000	ICTSI Treasury BV, 5.88%, 09/17/2025(a)	7,433,491
USD	11,000	Manila Water Co., Inc., 4.38%, 07/30/2025(a)(c)	10,318,000
USD	13,086	Megaworld Corp., 4.25%, 04/17/2023(a)	13,092,543
USD	7,000	Royal Capital BV, (fixed rate to 05/05/2024, variable rate thereafter), 4.88%, 05/05/2024(a)(b)	6,965,000
			48,365,813
SAUDI ARABIA—1.1%
USD	7,000	Dar Al-Arkan Sukuk Co. Ltd., 6.88%, 03/21/2023(a)	7,122,500
USD	2,976	Saudi Electricity Global Sukuk Co. 3, 5.50%, 04/08/2044(a)	3,118,277
			10,240,777
SINGAPORE—2.9%
USD	4,300	DBS Group Holdings Ltd., (fixed rate to 02/27/2025, variable rate thereafter), 3.30%, 02/27/2025(a)(b)	4,147,436
USD	2,400	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.52%, 12/11/2023(a)(c)	2,432,953

14	Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Investments (unaudited) (continued)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
SINGAPORE (continued)
USD	4,538	GLP Pte Ltd. (fixed rate to 05/17/2026, variable rate thereafter), 4.50%, 05/17/2026(b)	$4,038,820
USD	3,800	Parkway Pantai Ltd., (fixed rate to 07/27/2022, variable rate thereafter), 4.25%, 07/27/2022(a)(b)	3,739,200
USD	3,682	Singapore Airlines Ltd., 3.00%, 06/20/2026(a)(c)	3,502,057
USD	1,687	Singapore Airlines Ltd., 3.38%, 11/19/2028(a)(c)	1,556,527
USD	7,000	Vena Energy Capital Pte Ltd., 3.13%, 02/26/2025(a)	6,736,822
			26,153,815
SOUTH KOREA—3.0%
USD	11,400	Busan Bank Co. Ltd., 3.63%, 07/25/2026(a)	11,065,826
USD	3,300	Hanwha Total Petrochemical Co. Ltd., 3.88%, 01/23/2024(a)	3,314,554
USD	2,000	Kookmin Bank, 2.50%, 11/04/2030(a)	1,712,162
USD	5,900	Shinhan Bank Co. Ltd., 4.50%, 03/26/2028(a)	5,928,677
USD	2,071	SK Hynix, Inc., 2.38%, 01/19/2031(a)	1,720,898
USD	3,650	Tongyang Life Insurance Co. Ltd. (fixed rate to 09/22/2025 variable rate thereafter), 5.25%, 09/22/2025(a)(b)	3,631,750
			27,373,867
TAIWAN—0.2%
USD	2,191	TSMC Arizona Corp., 2.50%, 07/25/2031(c)	1,903,343
			1,903,343
THAILAND—3.4%
USD	1,200	Bangkok Bank PCL, 9.03%, 03/15/2029(a)	1,467,139
USD	6,900	Bangkok Bank PCL, (fixed rate to 09/25/2029, variable rate thereafter), 3.73%, 09/25/2029(a)(c)	6,285,900
USD	4,209	GC Treasury Center Co. Ltd., 4.40%, 09/30/2031(a)(c)	4,005,544
USD	7,000	Krung Thai Bank PCL, (fixed rate to 03/25/2026, variable rate thereafter), 4.40%, 03/25/2026(a)(b)	6,475,000
USD	5,800	Minor International PCL, (fixed rate to 06/29/2023, variable rate thereafter), 3.10%, 06/29/2023(a)(b)	5,735,374
USD	3,342	PTTEP Treasury Center Co. Ltd., 3.90%, 12/06/2059(a)	2,837,086
USD	3,800	TMB Bank PCL, (fixed rate to 12/02/2024, variable rate thereafter), 4.90%, 12/02/2024(a)(b)	3,674,648
			30,480,691
UNITED ARAB EMIRATES—3.2%
USD	2,700	DP World PLC, 6.85%, 07/02/2037(a)	3,064,500
USD	7,100	Esic Sukuk Ltd., 3.94%, 07/30/2024(a)	6,985,406
USD	7,237	Galaxy Pipeline Assets Bidco Ltd., 2.63%, 03/31/2036(a)(f)	6,050,473
USD	6,500	MAF Global Securities Ltd., (fixed rate to 03/20/2026, variable rate thereafter), 6.38%, 03/20/2026(a)(b)	6,565,000
USD	6,400	Tabreed Sukuk Spc Ltd., 5.50%, 10/31/2025(a)	6,721,485
			29,386,864
UNITED KINGDOM—4.4%
USD	6,760	HSBC Holdings PLC, (fixed rate to 03/23/2023, variable rate thereafter), 6.25%, 03/23/2023(b)	6,736,340
USD	15,500	Hutchison Whampoa Finance CI Ltd., 7.50%, 08/01/2027(a)	18,315,962
USD	6,999	Standard Chartered PLC, 3.95%, 01/11/2023(a)	7,029,688
USD	5,000	Standard Chartered PLC, 4.05%, 04/12/2026(a)	4,934,700
USD	2,759	Standard Chartered PLC, (fixed rate to 04/02/2023, variable rate thereafter), 7.75%, 04/02/2023(a)(b)	2,828,720
			39,845,410
UNITED STATES—0.7%
USD	5,600	Hyundai Capital America, 6.38%, 01/08/2030(a)(c)	6,136,245
			6,136,245

Aberdeen Asia-Pacific Income Fund, Inc.	15

Statement of Investments (unaudited) (continued)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
VIETNAM—0.4%
USD	4,310	Mong Duong Finance Holdings BV, 5.13%, 05/07/2023(a)	$3,846,675
			3,846,675
		Total Corporate Bonds—81.5% (cost $824,392,153)	738,761,253
GOVERNMENT BONDS—63.5%
ANGOLA—1.3%
USD	11,000	Angolan Government International Bond, 9.50%, 11/12/2025(a)	11,685,080
AUSTRALIA—8.8%
AUD	2,300	Australia Government Bond, 2.75%, 11/21/2029(a)	1,592,502
AUD	54,000	Australia Government Bond, 3.25%, 06/21/2039(a)	37,604,429
AUD	13,500	New South Wales Treasury Corp., 3.00%, 02/20/2030(a)	9,276,000
AUD	7,500	New South Wales Treasury Corp., 4.00%, 05/20/2026(a)	5,479,121
AUD	300	Queensland Treasury Corp., 3.50%, 08/21/2030(a)	212,971
AUD	22,000	Queensland Treasury Corp., 4.25%, 07/21/2023(a)	15,925,520
AUD	13,000	Treasury Corp. of Victoria, 6.00%, 10/17/2022	9,396,868
			79,487,411
BRAZIL—2.7%
BRL	103,000	Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2029	18,873,118
BRL	31,000	Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2027	5,827,993
			24,701,111
CHINA—8.6%
CNY	40,000	China Government Bond, 2.36%, 07/02/2023(g)	6,084,048
CNY	130,000	China Government Bond, 2.68%, 05/21/2030(g)	19,422,635
CNY	30,000	China Government Bond, 3.02%, 10/22/2025(g)	4,629,176
CNY	60,000	China Government Bond, 3.02%, 05/27/2031(g)	9,195,294
CNY	250,000	China Government Bond, 3.27%, 11/19/2030(g)	39,148,116
			78,479,269
INDIA—6.2%
INR	500,000	India Government Bond, 6.19%, 09/16/2034	5,942,447
INR	735,000	India Government Bond, 6.79%, 05/15/2027	9,589,110
INR	550,000	India Government Bond, 7.17%, 01/08/2028	7,239,199
INR	1,340,000	India Government Bond, 7.26%, 01/14/2029	17,650,469
INR	880,000	India Government Bond, 7.72%, 05/25/2025	11,956,281
INR	300,000	India Government Bond, 8.15%, 11/24/2026	4,126,631
INR	9,590	India Government Bond, 9.20%, 09/30/2030	140,736
			56,644,873
INDONESIA—14.6%
USD	5,314	Indonesia Government International Bond, 5.35%, 02/11/2049	5,542,646
USD	6,000	Indonesia Government International Bond, 7.75%, 01/17/2038(a)	7,609,514
USD	9,880	Indonesia Government International Bond, 8.50%, 10/12/2035(a)	13,247,331
IDR	271,570,000	Indonesia Treasury Bond, 6.13%, 05/15/2028	18,189,522
IDR	21,000,000	Indonesia Treasury Bond, 6.50%, 02/15/2031	1,396,427
IDR	44,000,000	Indonesia Treasury Bond, 7.50%, 04/15/2040	3,095,813
IDR	629,200,000	Indonesia Treasury Bond, 8.13%, 05/15/2024	45,553,868
IDR	98,500,000	Indonesia Treasury Bond, 8.38%, 04/15/2039	7,473,363
IDR	300,000,000	Indonesia Treasury Bond, 8.75%, 05/15/2031	22,884,234

16	Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Investments (unaudited) (continued)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
INDONESIA (continued)
IDR	30,000,000	Indonesia Treasury Bond, 9.00%, 03/15/2029	$2,306,760
IDR	16,000,000	Indonesia Treasury Bond, 9.50%, 07/15/2031	1,279,484
USD	3,770	Perusahaan Penerbit SBSN Indonesia III, 4.15%, 03/29/2027(a)	3,819,048
			132,398,010
IRAQ—0.9%
USD	3,750	Iraq International Bond, 5.80%, 06/13/2022(a)	3,619,725
USD	4,500	Iraq International Bond, 6.75%, 03/09/2023(a)	4,496,400
			8,116,125
MALAYSIA—7.4%
MYR	46,000	Malaysia Government Bond, 2.63%, 04/15/2031	9,096,673
MYR	109,600	Malaysia Government Bond, 3.48%, 06/14/2024	25,173,457
MYR	17,500	Malaysia Government Bond, 3.73%, 06/15/2028	3,885,293
MYR	9,793	Malaysia Government Bond, 3.76%, 05/22/2040	1,924,991
MYR	48,300	Malaysia Government Bond, 3.90%, 11/16/2027	10,896,460
MYR	20,500	Malaysia Government Bond, 4.18%, 07/15/2024	4,777,855
MYR	4,034	Malaysia Government Bond, 4.25%, 05/31/2035	864,865
MYR	30,500	Malaysia Government Bond, 4.92%, 07/06/2048	6,844,536
MYR	18,000	Malaysia Government Investment Issue, 3.45%, 07/15/2036	3,523,049
			66,987,179
MALDIVES—0.2%
USD	2,200	Maldives Sukuk Issuance Ltd., 9.88%, 04/08/2026(a)	2,146,309
			2,146,309
MEXICO—2.5%
MXN	469,000	Mexican Bonos, 8.50%, 05/31/2029	22,289,480
			22,289,480
NIGERIA—1.4%
USD	14,100	Nigeria Government International Bond, 8.75%, 01/21/2031(a)	12,737,376
OMAN—0.7%
USD	6,120	Oman Government International Bond, 7.38%, 10/28/2032(a)	6,734,999
			6,734,999
PAKISTAN—3.1%
USD	18,129	Pakistan Government International Bond, 6.88%, 12/05/2027(a)	14,795,294
USD	2,355	Pakistan Government International Bond, 7.38%, 04/08/2031(a)	1,805,202
USD	7,495	Pakistan Government International Bond, 8.25%, 04/15/2024(a)	6,708,025
USD	5,209	Pakistan Government International Bond, 8.25%, 09/30/2025(a)	4,414,836
			27,723,357
PHILIPPINES—0.3%
USD	2,570	Philippine Government International Bond, 4.20%, 03/29/2047	2,389,420
SOUTH KOREA—1.6%
KRW	23,700,000	Korea Treasury Bond, 1.88%, 03/10/2051	14,267,365
SUPRANATIONAL—0.8%
AUD	10,000	International Bank for Reconstruction & Development, 4.25%, 06/24/2025	7,269,065

Aberdeen Asia-Pacific Income Fund, Inc.	17

Statement of Investments (unaudited) (continued)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
UKRAINE—0.8%
UAH	210,000	Ukraine Government Bond, 15.84%, 02/26/2025(i)	$3,593,042
USD	10,600	Ukraine Government International Bond, 7.38%, 09/25/2032(a)(f)(i)	3,339,000
			6,932,042
URUGUAY—1.6%
UYU	674,025	Uruguay Government International Bond, 8.25%, 05/21/2031	14,725,198
			14,725,198
		Total Government Bonds—63.5% (cost $651,075,599)	575,713,669
SHORT-TERM INVESTMENT—3.1%
UNITED STATES—3.1%
USD	28,385,213	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.29%(h)	28,385,213
			28,385,213
		Total Short-Term Investment—3.1% (cost $28,385,213)	28,385,213
		Total Investments—148.1% (cost $1,503,852,965)(j)	1,342,860,135
		Long Term Debt Securities	(420,000,000)
		Mandatory Redeemable Preferred Stock at Liquidation Value	(50,000,000)
		Other Assets in Excess of Liabilities—3.7%	33,694,238
		Net Assets—100.0%	$906,554,373

AUD—Australian Dollar

BRL—Brazilian Real

CNH—Chinese Yuan Renminbi Offshore

CNY—Chinese Yuan Renminbi

IDR—Indonesian Rupiah

INR—Indian Rupee

KRW—South Korean Won

KZT—Kazakhstan tenge

MXN—Mexican Peso

MYR—Malaysian Ringgit

PHP—Philippine Peso

SGD—Singapore Dollar

THB—Thai Baht

UAH—Ukraine hryvna

USD—U.S. Dollar

UYU—Uruguayan Peso

(a)	Denotes a restricted security.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(c)	The maturity date presented for these instruments represents the next call/put date.
(d)	Security is in default.
(e)	This security is government guaranteed.
(f)	Sinkable security.
(g)	China A securities. These securities are issued in local currency, traded in the local markets and are held through a qualified foreign institutional investor license.
(h)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2022.
(i)	Illiquid security.
(j)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

18	Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Investments (unaudited) (continued)

April 30, 2022

At April 30, 2022, the Company held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contract Positions
United States Treasury Note 6%–10 year	44	06/21/2022	$5,579,131	$5,242,875	$(336,257)
United States Treasury Note 6%–Ultra Bond	270	06/21/2022	49,914,873	43,318,125	(6,596,748)
United States Treasury Note 6%–5 year	114	06/30/2022	13,455,730	12,844,594	(611,136)
					$(7,544,141)
Short Contract Positions
United States Treasury Note 6%–10 year	(998)	06/21/2022	$(126,892,531)	$(118,917,938)	$7,974,594
					$7,974,594
					$430,453

At April 30, 2022, the Fund's open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Depreciation
Chinese Yuan Renminbi Offshore/United States Dollar
06/10/2022	Citibank N.A.	CNH	450,000,000	USD	70,734,987	$67,573,724	$(3,161,263)
Indian Rupee/United States Dollar
06/30/2022	Citibank N.A.	INR	611,126,584	USD	8,022,855	7,939,553	(83,302)
Indonesian Rupiah/United States Dollar
05/12/2022	Citibank N.A.	IDR	53,436,817,036	USD	3,693,271	3,685,015	(8,256)
05/12/2022	UBS AG	IDR	140,551,284,430	USD	9,778,256	9,692,447	(85,809)
Philippine Peso/United States Dollar
05/16/2022	Citibank N.A.	PHP	1,102,492,653	USD	21,362,825	21,018,030	(344,795)
Singapore Dollar/United States Dollar
06/15/2022	Citibank N.A.	SGD	10,367,877	USD	7,641,081	7,496,730	(144,351)
06/15/2022	Royal Bank of Canada	SGD	104,839,846	USD	76,769,360	75,806,847	(962,513)
South Korean Won/United States Dollar
05/23/2022	Citibank N.A.	KRW	82,932,404,842	USD	69,531,582	65,674,988	(3,856,594)
Thai Baht/United States Dollar
06/10/2022	Citibank N.A.	THB	2,829,595,699	USD	85,299,055	82,660,457	(2,638,598)
						$341,547,791	$(11,285,481)

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
06/24/2022	UBS AG	USD	8,694,434	AUD	11,700,000	$8,274,182	$420,252
United States Dollar/Chinese Yuan Renminbi Offshore
06/10/2022	BNP Paribas S.A.	USD	1,735,662	CNH	11,626,546	1,745,887	(10,225)
06/10/2022	Citibank N.A.	USD	48,217,293	CNH	306,747,522	46,062,383	2,154,910
06/10/2022	Standard Chartered Bank	USD	2,706,013	CNH	17,352,686	2,605,746	100,267

Aberdeen Asia-Pacific Income Fund, Inc.	19

Statement of Investments (unaudited) (concluded)

April 30, 2022

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Indonesian Rupiah
05/12/2022	Citibank N.A.	USD	5,274,053	IDR	75,829,803,710	$5,229,240	$44,813
05/12/2022	HSBC Bank PLC	USD	2,077,617	IDR	29,803,072,978	2,055,226	22,391
05/12/2022	UBS AG	USD	36,336,586	IDR	522,297,000,000	36,017,715	318,871
United States Dollar/Malaysian Ringgit
05/10/2022	BNP Paribas S.A.	USD	41,148,153	MYR	172,842,815	39,699,952	1,448,201
United States Dollar/Philippine Peso
05/16/2022	Citibank N.A.	USD	11,722,262	PHP	604,962,500	11,533,065	189,197
05/16/2022	UBS AG	USD	4,073,932	PHP	210,102,012	4,005,406	68,526
United States Dollar/Singapore Dollar
06/15/2022	Standard Chartered Bank	USD	1,790,379	SGD	2,442,913	1,766,404	23,975
United States Dollar/South Korean Won
05/23/2022	Citibank N.A.	USD	2,349,946	KRW	2,920,655,025	2,312,895	37,051
United States Dollar/Thai Baht
06/10/2022	HSBC Bank PLC	USD	1,734,253	THB	59,003,611	1,723,662	10,591
						$163,031,763	$4,828,820
Total unrealized appreciation on open forward foreign currency exchange contracts							$4,839,045
Total unrealized depreciation on open forward foreign currency exchange contracts							$(11,295,706)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2022, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
USD	10,000,000	12/03/2026	Citibank	Receive	3-month LIBOR	1.33%	$–	$667,258	$667,258
USD	6,000,000	02/12/2027	Citibank	Receive	3-month LIBOR	0.75%	–	601,821	601,821
USD	9,000,000	09/21/2028	Citibank	Receive	3-month LIBOR	1.17%	–	951,430	951,430
USD	15,000,000	05/06/2030	Citibank	Receive	3-month LIBOR	0.62%	(7,116)	2,510,072	2,502,956
USD	5,000,000	05/11/2030	Citibank	Receive	3-month LIBOR	0.67%	–	818,058	818,058
USD	25,000,000	06/02/2031	Citibank	Receive	3-month LIBOR	0.72%	–	4,460,815	4,460,815
							$(7,116)	$10,009,454	$10,002,338

See accompanying Notes to Financial Statements.

20	Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2022

Assets
Investments, at value (cost $1,503,852,965)	$1,342,860,135
Foreign currency, at value (cost $15,739,127)	15,534,316
Cash at broker for futures contracts	5,019,178
Cash at broker for interest rate swaps	2,302,198
Cash	301,882
Cash at broker for forward foreign currency contracts	5,090,000
Interest receivable	22,963,378
Variation margin receivable for futures contracts	7,974,594
Unrealized appreciation on forward foreign currency exchange contracts	4,839,045
Variation margin receivable for centrally cleared swaps	234,344
Prepaid expenses in connection with revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares	1,894,644
Prepaid expenses and other assets	4,613
Total assets	1,409,018,327
Liabilities
Senior secured notes payable (Note 8)	350,000,000
Revolving credit facility payable (Note 9)	70,000,000
Series A Mandatory Redeemable Preferred Shares ($25.00 liquidation value per share; 2,000,000 shares outstanding) (Note 7)	50,000,000
Unrealized depreciation on forward foreign currency exchange contracts	11,295,706
Variation margin payable for futures contracts	7,544,141
Payable for investments purchased	6,850,000
Interest payable on revolving credit facility, senior secured notes and term loans	4,592,067
Investment management fees payable (Note 3)	776,042
Dividend payable on Series A Mandatory Redeemable Preferred Shares	223,438
Deferred foreign capital gains tax	171,891
Administration fees payable (Note 3)	164,085
Investor relations fees payable (Note 3)	82,842
Director fees payable	62,953
Other accrued expenses	700,789
Total liabilities	502,463,954

Net Assets Applicable to Common Shareholders	$906,554,373
Composition of Net Assets
Common stock (par value $0.01 per share) (Note 5)	$2,476,958
Paid-in capital in excess of par	1,148,365,409
Distributable accumulated loss	(244,287,994)
Net Assets Applicable to Common Shareholders	$906,554,373
Net asset value per share based on 247,695,769 shares issued and outstanding	$3.66

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.	21

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2022

Net Investment Income:
Income
Interest and amortization of discount and premium and other income (net of foreign withholding taxes of $752,122)	$38,257,231
Total Investment Income	38,257,231
Expenses:
Investment management fee (Note 3)	4,161,083
Administration fee (Note 3)	876,847
Custodian's fees and expenses	396,832
Revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares fees and expenses	312,963
Investor relations fees and expenses (Note 3)	128,796
Directors' fees and expenses	122,627
Reports to shareholders and proxy solicitation	107,637
Legal fees and expenses	70,435
Insurance expense	59,799
Transfer agent's fees and expenses	58,917
Independent auditors' fees and expenses	46,399
Miscellaneous	48,004
Total operating expenses, excluding interest expense	6,390,339
Interest expense (Notes 8 & 9)	7,241,541
Distributions to Series A Mandatory Redeemable Preferred Shares (Note 7)	1,036,980
Net operating expenses	14,668,860

Net investment income applicable to common shareholders	23,588,371
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions (including $0 capital gains tax)	(21,752,970)
Futures contracts	2,175,914
Interest rate swaps	2,166,501
Forward foreign currency exchange contracts	(1,274,046)
Foreign currency transactions	(11,830,286)
(30,514,887)
Net change in unrealized appreciation/(depreciation) on:
Investments (including $(425,145) change in deferred capital gains tax)	(118,301,849)
Interest rate swaps	5,735,109
Futures contracts	(1,988,789)
Forward foreign currency exchange rate contracts	(6,082,715)
Foreign currency translation	(10,395,024)
(131,033,268)
Net (loss) from investments, interest rate swaps, futures contracts and foreign currencies	(161,548,155)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(137,959,784)

See Notes to Financial Statements.

22	Aberdeen Asia-Pacific Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2022 (unaudited)	For the Year Ended October 31, 2021
Increase/(Decrease) in Net Assets Applicable to Common Shareholders:
Operations:
Net investment income	$23,588,371	$43,706,112
Net realized loss from investments, interest rate swaps and futures contracts	(17,410,555)	(4,989,789)
Net realized loss from foreign currency transactions	(13,104,332)	(12,609,438)
Net change in unrealized appreciation/(depreciation) on investments, interest rate swaps and futures contracts	(114,555,529)	(36,216,275)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(16,477,739)	25,385,949
Net increase/(decrease) in net assets applicable to common shareholders resulting from operations	(137,959,784)	15,276,559
Distributions to Common Shareholders From:
Distributable earnings	(40,869,813)	(43,575,028)
Tax return of capital	–	(38,164,598)
Net decrease in net assets applicable to common shareholders from distributions	(40,869,813)	(81,739,626)
Change in net assets applicable to common shareholders resulting from operations	(178,829,597)	(66,463,067)
Net Assets Applicable to Common Shareholders:
Beginning of period	1,085,383,970	1,151,847,037
End of period	$906,554,373	$1,085,383,970

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.	23

Statement of Cash Flows (unaudited)

For the Six-Month Period Ended April 30, 2022

Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(137,959,784)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(145,974,159)
Investments sold and principal repayments	204,416,368
Increase in short-term investments, excluding foreign government securities	(5,362,160)
Net amortization/accretion of premium (discount)	716,154
Decrease in cash due to broker for forward foreign currency exchange contracts	(230,000)
Decrease in interest and dividends receivable	1,365,761
Net change unrealized (appreciation) depreciation on forward foreign currency exchange contracts	6,082,715
Decrease in prepaid expenses	263,796
Increase in interest payable on bank loan	78
Decrease in accrued investment management fees payable	(115,823)
Increase in other accrued expenses	107,964
Increase in variation margin payable for futures contracts	1,988,789
Net change in unrealized depreciation from investments	118,301,849
Net change in unrealized depreciation from foreign currency translations	10,395,024
Net realized loss on investment transactions	21,752,970
Net cash provided by operating activities	75,749,542
Cash Flows from Financing Activities
Decrease in bank loan payable	(30,000,000)
Distributions paid to shareholders	(40,869,813)
Net cash paid (received) for swap contracts	(333,262)
Net cash used in financing activities	$(71,203,075)
Effect of exchange rate on cash	(41,935)
Net change in cash	4,504,532
Unrestricted and restricted cash and foreign currency, beginning of period	23,743,042
Unrestricted and restricted cash and foreign currency, end of period	$28,247,574
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$7,241,463

24	Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows (unaudited) (concluded)

For the Six-Month Period Ended April 30, 2022

Reconciliation of unrestricted and restricted cash to the statements of assets and liabilities

	Six-Month Period Ended April 30, 2022	Year Ended October 31, 2021
Cash	$ 301,882	$ 5,570,685
Foreign currency, at value	15,534,316	11,255,759
Cash at broker for interest rate swaps	2,302,198	4,104,161
Cash at broker for futures contracts	5,019,178	2,342,437
Cash at broker for forward foreign currency contracts	5,090,000	470,000
	$ 28,247,574	$ 23,743,042

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.	25

Financial Highlights

	For the Six-Month Period Ended April 30, 2022		For the Fiscal Years Ended October 31,
	(unaudited)		2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$4.38		$4.65	$4.88	$4.59	$5.43	$5.69
Net investment income	0.10		0.18	0.15	0.18	0.21	0.23
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(0.65)		(0.12)	(0.05)	0.48	(0.64)	(0.07)
Total from investment operations applicable to common shareholders	(0.55)		0.06	0.10	0.66	(0.43)	0.16
Distributions to common shareholders from:
Net investment income	(0.17)		(0.18)	(0.07)	(0.12)	(0.25)	(0.26)
Net realized gains	–		–	(0.01)	–	–	–
Tax return of capital	–		(0.15)	(0.25)	(0.25)	(0.17)	(0.16)
Total distributions to shareholders	(0.17)		(0.33)	(0.33)	(0.37)	(0.42)	(0.42)
Capital Share Transactions:
Impact due to open market repurchase policy (Note 7)	–		–	–	–	0.01	–
Total capital share transactions	–		–	–	–	0.01	–
Net asset value per common share, end of period	$3.66		$4.38	$4.65	$4.88	$4.59	$5.43
Market value, end of period	$3.20		$4.22	$3.80	$4.25	$3.93	$5.03

Total Investment Return Based on(b):
Market value	(20.63%	)	19.87%	(2.82% )	18.12%	(14.29% )	11.19%
Net asset value	(12.54%	)	1.67%	3.56%	16.13%	(7.27% )	3.79%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c):
Net assets applicable to common shareholders, end of period (000 omitted)	$906,554		$1,085,384	$1,151,847	$1,208,154	$1,142,604	$1,369,104
Average net assets applicable to common shareholders (000 omitted)	$1,018,780		$1,165,019	$1,145,806	$1,194,235	$1,290,606	$1,382,050
Net operating expenses	2.90%	(d)	2.57%	2.87%	2.84%	2.67%	2.42%
Net operating expenses without reimbursement	2.90%	(d)	2.57%	2.87%	2.84%	2.67%	2.42%
Net operating expenses, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares	1.26%	(d)	1.16%	1.32%	1.22%	1.17%	1.15%
Net investment income	4.67%	(d)	3.75%	3.29%	3.68%	4.14%	4.17%
Portfolio turnover	10%	(e)	44%	88%	46%	44%	57%
Leverage (senior securities) outstanding (000 omitted)	$420,000		$450,000	$415,000	$531,000	$505,000	$550,000
Leverage (preferred stock) outstanding (000 omitted)	$50,000		$50,000	$50,000	$50,000	$50,000	$50,000
Asset coverage ratio on long-term debt obligations at period end(f)	328%		352%	390%	337%	336%	358%
Asset coverage per $1,000 on long-term debt obligations at period end	$3,278		$3,523	$3,896	$3,369	$3,362	$3,580
Asset coverage ratio on total leverage at period end(g)	293%		317%	348%	308%	306%	328%
Asset coverage per share on total leverage at period end	$2,929		$3,171	$3,477	$3,079	$3,059	$3,282

26	Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
(c)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For the six months ended April 30, 2022 and the fiscal years ended October 31, 2021, 2020, 2019, 2018 and 2017, the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 4.91%, 3.93%, 3.47%, 3.85%, 4.30% and 4.32% respectively.
(d)	Annualized.
(e)	Not annualized.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any long-term debt obligations, which includes the senior secured notes and revolving credit facility.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any borrowings.

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.	27

Notes to Financial Statements (unaudited)

April 30, 2022

1. Organization

Aberdeen Asia-Pacific Income Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund's principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. To achieve its investment objectives, the Fund normally invests at least 80% of its total assets, plus the amount of any borrowings for investment purposes, in "Asia-Pacific debt securities," which include: (1) debt securities of Asia-Pacific Country issuers, including securities issued by Asia-Pacific Country governmental entities, as well as by banks, companies and other entities which are located in Asia-Pacific Countries, whether or not denominated in an Asia-Pacific Country currency; (2) debt securities of other issuers, denominated in, or linked to, the currency of an Asia-Pacific Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asia-Pacific Country; (3) debt securities issued by entities which, although not located in an Asia-Pacific Country, derive at least 50% of their revenues from Asia-Pacific Countries or have at least 50% of their assets located in Asia-Pacific Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asia-Pacific Country, provided that the debt securities are guaranteed by the parent entity located in the Asia-Pacific Country (the "80% Policy"). With reference to items (3) and (4) above, Asia-Pacific debt securities may be denominated in an Asia-Pacific Country currency or U.S. dollars. "Asia-Pacific Countries" (each, an "Asia-Pacific Country") means countries included in "Asia" and "Oceania" in the United Nations ("UN") geographic regions used by the UN Statistics Division. The 80% Policy, which went into effect on June 24, 2020, is fundamental and may not be changed without a vote of shareholders. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Prior to June 24, 2020, the Fund normally invested up to 80% of its total assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities (the "prior 80% policy"). Under the prior 80% policy "Asian debt securities" included: (1) debt securities of Asian Country (as defined below) issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. Dollars.

Additionally, prior to June 24, 2020, the maximum country exposure to any one Asian Country (other than Korea) was limited to 20% of the Fund's total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) was limited to 10% of the Fund's total assets. Also, prior to June 24, 2020, the maximum country exposure for Korea was limited to 40% of the Fund's total assets, and the maximum currency exposure for Korea was limited to 25% of the Fund's total assets. Although the Fund eliminated these fundamental country limits, it replaced them with non-fundamental country limits. Effective June 24, 2020, the maximum exposure to any one "Investment Grade Country" (other than the U.S.) is limited to 25% of the Fund's total assets and the maximum exposure to any one "Non-Investment Grade Country" is limited to 15% of the Fund's total assets. Investment Grade Countries are those countries whose sovereign debt is rated not less than Baa3 by Moody's Investors Service, Inc. ("Moody's"), BBB- by S&P Global Ratings ("S&P") or BBB- by Fitch or comparably rated by another appropriate nationally or internationally recognized ratings agency. Non-Investment Grade Countries are those that are not Investment Grade Countries.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the

28	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional "round lot" size and the strategies employed by the Fund's investment manager generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller "odd lot" sizes which may be effected at lower or higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund; which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value ("NAV"). Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the "Valuation Time" (as defined below)), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

Aberdeen Asia-Pacific Income Fund, Inc.	29

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Fixed Income Investments
Corporate Bonds	$–	$738,761,253	$–	$738,761,253
Government Bonds	–	575,713,669	–	575,713,669
Total Fixed Income Investments	–	1,314,474,922	–	1,314,474,922
Short-Term Investment	28,385,213	–	–	28,385,213
Total Investments	$28,385,213	$1,314,474,922	$–	$1,342,860,135
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$10,009,454	$–	$10,009,454
Forward Foreign Currency Exchange Contracts	–	4,839,045	–	4,839,045
Futures Contracts	7,974,594	–	–	7,974,594
Total Other Financial Instruments	$7,974,594	$14,848,499	$–	$22,823,093
Total Assets	$36,359,807	$1,329,323,421	$–	$1,365,683,228
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(11,295,706)	$–	$(11,295,706)
Futures Contracts	(7,544,141)	–	–	(7,544,141)
Total Liabilities – Other Financial Instruments	$(7,544,141)	$(11,295,706)	$–	$(18,839,847)
Other Financial Instruments

Amounts listed as "–" are $0 or round to $0.

For the six-months ended April 30, 2022, there were no significant changes to the fair valuation methodologies.

30	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund's books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, interest rate risk and credit risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. During the six-month period ended April 30, 2022, the Fund used forward contracts to hedge and manage Australian and certain Asian currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be

Aberdeen Asia-Pacific Income Fund, Inc.	31

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

imperfect correlation between the Fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contracts may default on their obligations. Since a forward contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts:

The Fund may invest in financial futures contracts ("futures contracts") for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes, however, in those instances, (a) either the aggregate initial margin and premiums required to establish the Fund's position may not exceed 5% of the Fund's NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered into, or (b) the aggregate net notional value of the Fund's position may not exceed 100% of the Fund's NAV after taking into account unrealized profits and unrealized losses on any such contract which it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as "variation margin," are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. During the six-month period ended April 30, 2022, the Fund used U.S. Treasury futures to manage U.S. interest rate exposure and hedge the U.S. interest rate risk.

There are significant risks associated with the Fund's use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Fund's investment manager and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by the Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties ("OTC Swaps") but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank") and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories ("EMIR") ("Cleared Swaps"). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty ("CCP"), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap,

32	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as "initial margin". Subsequent payments, known as "variation margin," are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement ("ISDA") for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps ("Clearing Agreement"). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund's maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund's exposure to the counterparty.

Interest Rate Swaps

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the six-month period ended April 30, 2022, the Fund used interest rate swaps to hedge the interest rate risk on the Fund's Revolving Credit Facility (as defined in Note 9 below).

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2022:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted For as Hedging Instruments and Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)	Unrealized appreciation on receivable for centrally cleared interest rate swaps	$10,009,454	Unrealized depreciation payable for centrally cleared interest rate swaps	$–
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$4,839,045	Unrealized depreciation on forward foreign currency exchange contracts	$11,295,706
Futures contracts (interest rate risk)	Variation margin receivable for futures contracts	$7,974,594	Variation margin payable for futures contracts	$7,544,141
Total		$22,823,093		$18,839,847

*	The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Amounts listed as "–" are $0 or round to $0.

Aberdeen Asia-Pacific Income Fund, Inc.	33

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2022 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency(2)
BNP Paribas S.A.	$1,448,201	$(10,225)	$–	$1,437,976	$10,225	$(10,225)	$–	$–
Citibank N.A.	2,425,971	(2,425,971)	–	–	10,237,159	(2,425,971)	(4,690,000)	3,121,188
HSBC Bank PLC	32,982	–	–	32,982	–	–	–	–
Royal Bank of Canada	–	–	–	–	962,513	–	–	962,513
Standard Chartered Bank	124,242	–	–	124,242	–	–	–	–
UBS AG	807,649	(85,809)	–	721,840	85,809	(85,809)	–	–

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or another similar arrangement.
(3)	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:

Derivatives Not Accounted For as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest rate swaps (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies	$2,166,501	$5,735,109

Forward foreign currency exchange contracts (foreign exchange risk)		$(1,274,046)	$(6,082,715)
Futures contracts (interest rate risk)		$2,175,914	$(1,988,789)
Total		$3,068,369	$(2,336,395)

34	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity during the six-month period ended April 30, 2022. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2022.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$377,859,685
Sale Forward Foreign Currency Contracts	185,585,527
Long Futures Contracts	66,878,681
Short Futures Contracts	132,905,692
Interest Rate Swaps	107,996,073

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.

The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

See "Bank Loan Risk" under "Portfolio Investment Risks" for information regarding the risks associated with an investment in bank loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

Distributions to Series A Mandatory Redeemable Preferred Shares (the "Series A MRPS") shareholders are accrued daily and paid quarterly based on an annual rate of 4.125%. The Fund may not pay distributions to its preferred shareholders unless (i) the pro forma asset coverage ratios for the Series A MRPS, as calculated in accordance with the Fitch Ratings total and net overcollateralization tests per the 'A' rating guidelines outlined in Fitch Rating's closed-end fund criteria, is in excess of 100%, and (ii) the Fund's asset coverage ratios for the Series A MRPS, as calculated in accordance with the 1940 Act, is in excess of 225%. The character of distributions to Series A MRPS shareholders made during the fiscal year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Fund's distributions to Series A MRPS shareholders for the six-month period ended April 30, 2022 were 100% net investment income.

h. Federal Income Taxes:

For U.S. federal income purposes, the Fund includes a separately identifiable unit called a Qualified Business Unit ("QBU") (see Internal Revenue Code of 1986, as amended ("IRC") section 987). The Fund has operated with a QBU for U.S. federal income purposes since 1990. The

Aberdeen Asia-Pacific Income Fund, Inc.	35

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

home office of the Fund is designated as the United States and of the QBU is Australia with a functional currency of Australian dollar. The securities held within the Fund reside within either the QBU or the home office. Australian dollar denominated securities within the Australian QBU generate capital gain/loss (which are translated for U.S. federal income tax purposes into U.S. Dollars based on the weighted average exchange rate for the period) but not currency gain/loss. If a non AUD denominated security were to sit in the AUD QBU and was sold, the sale would generate capital gain/loss as well as currency gain/loss based on the currency exchange between the currency the security is denominated in and the Australian dollar.

Currency gain/loss related to currency exchange between the U.S. Dollar and the QBU functional currency is generated when money is transferred from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the fiscal year to date average exchange rate until which profits are repatriated to U.S. Dollar basis in the QBU (which is generally computed based on the currency exchange rates from when money was transferred into such QBU and from gain/losses generated within such QBU based on the weighted average exchange rates for the periods such gain/loss was recognized). Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. As of the Fund's fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund's annual report to shareholders.

The Fund intends to continue to qualify as a "regulated investment company" by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued, if any, is reported on the Statement of Assets and Liabilities.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency as well as cash in segregated accounts for financial futures, swaps, and forward contracts which has been designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Sub-Adviser, and Fund Administration:

abrdn Asia Limited ("abrdn Asia" or the "Investment Manager"), formerly known as Aberdeen Standard Investments (Asia) Limited, serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Managers Limited ("AAML" or the "Sub-Adviser") serves as the sub-adviser pursuant to a sub-advisory agreement with the Investment Manager. The Investment Manager and the Sub-Adviser (collectively, the "Advisers") are wholly-owned indirect subsidiaries of abrdn plc, formerly known as Standard Life Aberdeen plc. In rendering advisory services, the Advisers may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.

The Investment Manager manages the Fund's investments and makes investment decisions on behalf of the Fund including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund's assets that the Investment Manager allocates to it. The Sub-Adviser is paid by the Investment Manager, not the Fund.

36	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

The management agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund's average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets is defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or (iv) any other means.

For the six-month period ended April 30, 2022, abrdn Asia earned $4,161,083 from the Fund for investment management fees.

abrdn, Inc. (formerly, known as Aberdeen Standard Investments, Inc.), an affiliate of the Investment Manager and Sub-Adviser, is the Fund's Administrator pursuant to an agreement under which ASII receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund's average weekly Managed Assets up to $1 billion, 0.10% of the Fund's average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund's average weekly Managed Assets in excess of $2 billion. For the six-months ended April 30, 2022, ASII earned $876,847 from the Fund for administration fees.

b. Investor Relations:

Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by abrdn Inc.

Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties hired by abrdn Inc.), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-months ended April 30, 2022, the Fund incurred investor relations fees of approximately $128,796. For the six-months ended April 30, 2022, abrdn Inc. did not bear any portion of to the investor relations fees for the Fund because the Fund's contribution was below 0.05% of the Fund's average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2022, were $142,887,999 and $187,264,607, respectively.

5. Capital

The authorized capital of the Fund is 400 million shares of $0.01 par value per share of common stock. During the six-month period ended April 30, 2022, the Fund repurchased no shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of April 30, 2022, there were 247,695,769 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund's website on a monthly basis.

Aberdeen Asia-Pacific Income Fund, Inc.	37

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

7. Preferred Shares

At April 30, 2022, the Fund had 2,000,000 shares of Series A MRPS, rated 'A' by Fitch ratings, outstanding with an aggregate liquidation preference of $50,000,000 ($25 per share). The following table shows the mandatory redemption date, annual fixed rate, aggregate liquidation preference and estimated fair value of the Series A MRPS at April 30, 2022.

Mandatory Redemption Date	Annual Fixed Rate	Aggregate Liquidation Preference	Estimated Fair Value
June 27, 2023	4.125%	$50,000,000	$50,009,592

Holders of the Series A MRPS are entitled to receive quarterly cumulative cash dividend payments on the first business day following each calendar quarter at an annual fixed rate of 4.125% until maturity. The Series A MRPS were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. Distributions are accrued daily and paid quarterly and are presented in the Statement of Assets and Liabilities as a dividend payable to preferred shareholders. For the six-month period ended April 30, 2022, the Fund paid $1,036,980 in distributions to preferred shareholders.

The Series A MRPS rank senior to all of the Fund's outstanding shares of common stock and on a parity with shares of any other series of preferred stock as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

The estimated fair value of Series A MRPS was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate plus a market spread for the issuance of preferred shares.

The Series A MRPS are redeemable in certain circumstances at the option of the Fund. The Series A MRPS are also subject to mandatory redemption, unless otherwise prohibited by the 1940 Act, if the Fund fails to maintain (1) asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 225%, with respect to all outstanding preferred stock, as of the last day of any month or (2) eligible assets with an aggregate agency discounted value at least equal to the basic maintenance amount as provided in the Fund's rating agency guidelines. As of April 30, 2022, the Fund was in compliance with the asset coverage and basic maintenance requirements of the Series A MRPS.

Except for matters which do not require the vote of the holders of the Series A MRPS under the 1940 Act and except as otherwise provided in the Fund's Charter or Bylaws, or as otherwise required by applicable law, holders of the Series A MRPS have one vote per share and generally vote together with holders of common stock as a single class on all matters submitted to the Fund's stockholders. The holders of the Series A MRPS, voting separately as a single class, have the right to elect at least two directors of the Fund.

8. Senior Secured Notes

At April 30, 2022, the Fund had $350,000,000 in aggregate principal amount of senior secured notes rated 'A' by Fitch Ratings outstanding ($100,000,000 in 3.69% Series B Senior Secured Notes due June 12, 2023, $50,000,000 in 3.87% Series C Senior Secured Notes due February 8, 2032, $100,000,000 in 3.70% Series D Senior Secured Notes due August 10, 2032 and $100,000,000 in 3.73% Series D Senior Secured Notes due June 19, 2034) (collectively, the "Notes"). The Notes are secured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank senior to all unsecured and unsubordinated indebtedness and senior to any common or preferred stock pari passu in priority and security with all other secured indebtedness. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Series B Notes, the Series C Notes, the Series D Notes and the Series E Notes accrue interest at annual fixed rates of 3.69%, 3.87%, 3.70% and 3.73%, respectively.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at April 30, 2022.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Series B	June 12, 2023	3.69%	$100,000,000	$100,068,034
Series C	February 8, 2032	3.87%	$50,000,000	$48,062,206
Series D	August 10, 2032	3.70%	$100,000,000	$94,608,185
Series E	June 19, 2034	3.73%	$100,000,000	$94,142,423

38	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

9. Revolving Credit Facility

On August 4, 2021, the Fund executed an amendment and assignment of the $100,000,000 senior secured revolving credit loan facility (the "Revolving Credit Facility") with a syndicate of banks with The Bank of Nova Scotia, acting as administrative agent. On November 16, 2021, the Fund executed an amendment of the Credit Agreement that increased the Revolving Credit Facility to $150,000,000. On November 22, 2021, the Fund drew down an additional $10 million and on March 9 and 15, 2022 the Fund paid down $15,000,000 and $25,000,000, respectively. On April 30, 2022, the Fund had $70,000,000 outstanding under the Revolving Credit Facility. Under the terms of the Revolving Credit Facility and the Agreement and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings.

For the six-month period ended April 30, 2022, the average interest rate on the Revolving Credit Facility was 1.43% and the average balance of the Revolving Credit Facility was $98,784,530.

The Revolving Credit Facility has a term of one year and is not a perpetual form of leverage; there can be no assurance that the Revolving Credit Facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the Revolving Credit Facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.

10. Risks of Leveraged Capital Structure

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund's total assets (including the amount obtained through leverage) in certain market conditions.

The amounts borrowed under the Revolving Credit Facility and the Notes and other funds obtained through various forms of leverage, including the Series A MRPS, may be invested to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under the Revolving Credit Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund). If there exists an event of default under the Securities Purchase Agreement that has not been cured, the holders of the Series A MRPS have the right to cause the Fund's outstanding borrowings to be immediately due and payable and proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding. A liquidation of the Fund's collateral assets in an event of default, or a voluntary paydown of the Revolving Credit Facility, Series A MRPS or the Notes in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund's assets at inopportune times which can result in losses when markets are unfavorable.

Each of the Revolving Credit Facility Agreement, the Note Purchase Agreement or the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Sub-Adviser from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2022, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

During the six-months ended April 30, 2022, the Fund incurred fees of approximately $312,963 for the Revolving Credit Facility and Notes.

Aberdeen Asia-Pacific Income Fund, Inc.	39

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

11. Portfolio Investment Risks

a. Credit and Market Risk:

A debt instrument's price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

b. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to the current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

c. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries. Foreign securities may also be harder to price than U.S. securities.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Investment Manager are unsuccessful.

Russia/Ukraine Risk. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Funds' investments.

d. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

e. Risks Associated with Mortgage-backed Securities:

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

f. High-Yield Bonds and Other Lower-Rated Securities Risk:

The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than

40	Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

g. Bank Loan Risk:

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

h. LIBOR Risk:

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate ("EURIBOR"), Sterling Overnight Interbank Average Rate ("SONIA") and Secured Overnight Financing Rate ("SOFR"), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

12. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

13. Tax Information

The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized depreciation as of April 30, 2022, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$1,486,286,625	$ 26,442,319	$ (169,868,809)	$ (143,426,490)

14. Recent Rulemaking

In October 2020, the Securities and Exchange Commission ("SEC") adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the

1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. Management is currently finalizing the implementation of Rule 18f-4 to meet the August 19, 2022 compliance date.

Aberdeen Asia-Pacific Income Fund, Inc.	41

Notes to Financial Statements (unaudited) (concluded)

April 30, 2022

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating this guidance.

15. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2022. other than as described below.

On May 10, 2022 and June 9, 2022, the Fund announced that it will pay on May 31, 2022 and June 30, 2022, respectively, a distribution of U.S. $0.0275 per share to all shareholders of record as of May 20, 2022 and June 22, 2022, respectively.

On May 10, 2022, the Fund sold its interest rate swap agreements with an aggregate notional amount of $70 million.

42	Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on April 28, 2022. The description of the proposals and number of shares voted at the meeting are as follows:

To elect one Class I Director of the Fund, for a three-year term until the 2025 Annual Meeting of Stockholders and until such Director's successor is duly elected and qualify:

	Votes For	Votes Against/Withheld	Votes Abstained
Stephen Bird	160,599,800	4,814,607	2,266,926

To consider the continuation of the terms of two Directors under the Fund's Corporate Governance Policies:

	Votes For	Votes Against/Withheld	Votes Abstained
P. Gerald Malone (Class II – 3 year term ending 2023)	151,680,181	13,633,654	2,367,498
William Potter (Preferred – 3 year term ending 2024)	151,370,248	13,878,494	2,432,591

For Preferred Shares Only: To elect one preferred share Director of the Fund, for a three-year term until the 2025 Annual Meeting of Stockholders and until such Director's successor is duly elected and qualify:

	Votes For	Votes Against/Withheld	Votes Abstained
Moritz Sell	2,000,000	0	0

Aberdeen Asia-Pacific Income Fund, Inc.	43

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the "Plan"), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the "Plan Agent") in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund's common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare's broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market

44	Aberdeen Asia-Pacific Income Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days' prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Aberdeen Asia-Pacific Income Fund, Inc.	45

Corporate Information

Directors

Radhika Ajmera
Stephen Bird
P. Gerald Malone, Chairman
William J. Potter
Moritz Sell

Investment Manager

abrdn Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Investment Sub-Adviser

Aberdeen Asset Managers Limited
Bow Bells House, 1 Bread Street
London United Kingdom
EC4M 9HH

Administrator

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare Trust Company N.A.
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Dechert LLP
1900 K Street, N.W.
Washington, DC 20006

Investor Relations

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

The accompanying Financial Statements, as of April 30, 2022, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE American equities exchange under the symbol "FAX". Information about the Fund's net asset value and market price is available at www.aberdeenfax.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

FAX SEMI-ANNUAL

(b) Not applicable.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report on Form N-CSR.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2022, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), (c)(5), (c)(6) and (c)(7), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Asia-Pacific Income Fund, Inc.

Date: July 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Asia-Pacific Income Fund, Inc.

Date: July 11, 2022

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
abrdn Asia-Pacific Income Fund, Inc.

Date: July 11, 2022